August 20, 2004

                            SUPPLEMENT TO PROSPECTUS
                            DATED AUGUST 1, 2004 FOR

                           TOUCHSTONE VALUE PLUS FUND
                           TOUCHSTONE ENHANCED 30 FUND
                      TOUCHSTONE GROWTH OPPORTUNITIES FUND
                                       OF
                           TOUCHSTONE STRATEGIC TRUST

On September 27, 2004, the Enhanced 30 Fund will change its name and revise its investment goals and investment strategies. The Fund will be renamed the "Large Cap Core Equity Fund" and will seek long-term capital appreciation as its primary goal by investing in common stocks of large cap companies.

The description of the Fund's investment goals, principal investment strategies, key risks and performance in the section "Enhanced 30 Fund" on pages 6-8 of the prospectus will be replaced by the following:
===============================================================================
LARGE CAP CORE EQUITY FUND

THE FUND'S INVESTMENT GOALS
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The Large Cap Core Equity Fund (formerly the Enhanced 30 Fund) seeks long-term capital appreciation as its primary goal and income as its secondary goal.

ITS PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
The Fund invests primarily (at least 80% of its total assets) in common stocks of large cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A large cap company has a market capitalization of more than $10 billion. The Fund's portfolio will at all times consist of 30 stocks. The Fund's investments may include companies in the technology sector.

The sub-advisor selects stocks that it believes are attractively valued with active catalysts in place. The sub-advisor uses a database of 4,000 stocks from which to choose the companies that will be selected for the Fund's portfolio. A specific process is followed to assist the sub-advisor in its selections:

 o The 4,000 stocks are reduced to 1,000 by screening for the stocks in the Russell 1000 Index.
 o The 1,000 stocks are reduced to 200 by screening for the largest market capitalizations.
 o A model is applied to select stocks that the sub-advisor believes are priced at a discount to their true value.
 o The sub-advisor then searches for those companies that have better earnings potential than their competitors. Restructuring announcements, changes in regulations and spot news can be indicators of improved earnings potential.

Stocks are considered for sale if the sub-advisor believes they are overpriced, or if a significant industry or company development forces a re-evaluation of expected earnings. Stocks will be sold if the relative price to intrinsic value reaches 50% or more above the Russell 1000, if a structural event permanently lowers the company's expected earnings, or if the integrity of accounting is in doubt. The portfolio is rebalanced periodically, or as needed, due to changes in the Russell 1000 or the Fund's other portfolio securities.

The sub-advisor's selection process is expected to cause the Fund's portfolio to have some of the following characteristics:

o        Attractive relative value
o        Above-average earnings potential
o        Above-average market capitalization
o        Seasoned management
o        Dominant industry position

THE KEY RISKS
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The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

o        If the stock market as a whole goes down
o Because large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion
o If the stock selection model does not accurately identify stocks that are priced at a discount to their true value
o If the market continually values the stocks in the Fund's portfolio lower than the sub-advisor believes they should be valued
o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find out more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE
-------------------------------------------------------------------------------
The bar chart and table below give some indication of the risks of investing in the Large Cap Core Equity Fund. The bar chart shows the Fund's Class A performance from year to year. The bar chart does not reflect any sales charges, which would reduce your return. The returns for other classes of shares offered by the Fund will be lower than the Class A returns shown in the bar chart since the other classes have higher 12b-1 distribution fees.

LARGE CAP CORE EQUITY FUND -- CLASS A TOTAL RETURNS

YEAR          TOTAL RETURN                 Best Quarter:
                                           2nd Quarter 2003     +18.81%
2001              -8.95%
                                           Worst Quarter:
2002             -21.66%                   3rd Quarter 2002      -0.19%

2003              30.86%

The year-to-date return for the Fund's Class A shares as of June 30, 2004 is 2.98%.

The table compares the Fund's average annual total returns to those of the Russell 1000 Index and the Dow Jones Industrial Average. On September 27, 2004, the Fund changed its investment goals and strategies and then changed its benchmark from the Dow Jones Industrial Average to the Russell 1000 Index because the Russell 1000 Index reflects the new goals and strategies. The table shows the effect of the applicable sales charge. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                                                 Since
                                                                                 Class
                                                                       1 Year    Started1
------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND CLASS A
Return Before Taxes                                                    23.26%     -3.94%
Return After Taxes on Distributions2                                   23.11%     -4.17%
Return After Taxes on Distributions and Sale of Fund Shares3           15.28%     -3.45%
Russell 1000 Index4                                                    29.89%     -5.69%
Dow Jones Industrial Average5                                          28.29%      1.08%
-----------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND CLASS B
Return Before Taxes                                                    26.24%     -2.84%
Russell 1000 Index4                                                    29.89%     -2.66%
Dow Jones Industrial Average5                                          28.29%      1.14%
-----------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND CLASS C
Return Before Taxes                                                    30.08%     -2.90%
Russell 1000 Index4                                                    29.89%     -5.64%
Dow Jones Industrial Average5                                          28.29%      0.75%
-----------------------------------------------------------------------------------------------------

1 Class A shares began operations on May 1, 2000, Class B shares began operations on May 1, 2001 and Class C shares began operations on May 16, 2000.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.
3 When the "Return After Taxes on Distributions and Sale of Fund Shares" is higher, it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder
4 The Russell 1000 Index measures the performance of the 1,000 largest securities in the Russell 3000 Index. (The Russell 3000 Index measures the performance of the 3,000 largest U.S. securities, as determined by total market capitalization, which represents approximately 98% of the investible U.S. equity market.) The Index reflects no deductions for fees, expenses or taxes.
5 The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks. The Dow Jones Industrial Average reflects no deductions for fees, expenses or taxes.